UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2023

ATHENA GOLD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51808	90-0158978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification number)

2010 A Harbison Drive # 312, Vacaville, CA 95687

(Address of principal executive offices) (Zip Code)

(Registrant's telephone number, including area code) (707)  291-6198

______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 4.01	CHANGES IN REGISTRANT'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

(a)    Change of Independent Registered Public Accounting Firm

Effective December 12, 2023, of Athena Gold Corporation, a Delaware corporation (the “Company”), received and accepted the resignation of its certified independent accounting firm MalonBailey LLC (“MB”).

MB issued audit reports on our financial statements as of and for the years ended December 31, 2010 through December 31, 2022. The financial statements as of and for the years ending December 2010, through 2022 included an explanatory paragraph concerning the Company’s ability to continue as a going concern. In the period from MB’s appointment until December 12, 2023 there were no disagreements with MB on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction MB would have caused MB to make reference to the matter in its report of the financial statements; and there were no reportable events as defined in Item 304(a) (3) of Regulation S-K.

The Company has requested that the MB provide its letter pursuant to Item 304(a)(3) of Regulation S-K.

(a)    Newly Engaged Independent Registered Public Accounting Firm

Effective December 12, 2023 the Board of Directors and Audit Committee of the Company engaged the firm of Davidson & Company LLC (“Davidson”) as its independent registered certifying accountants. Prior to its engagement as the Company's independent accountant, the Company had not consulted Davidson with respect to the application of accounting principles to specific transactions or the type of audit opinion that might be rendered on the Company's financial statements.

The Company has requested that the MB provide its letter pursuant to Item 304(a)(3) of Regulation S-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Shell company transactions.

Not applicable

(d)	Exhibits

Item	Title
16.0	Pursuant to Item 304(a)(1) of Regulation S-K, the Registrant herewith files the letter of MaloneBailey LLP, former accountants to the Company.
104	Cover Page Interactive Data File (formatted in iXBRL, and included in exhibit 101)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Athena Gold Corporation

Date: December 15, 2023	By:	/s/ John C. Power
John C. Power, President

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